Derivative Financial Instruments	12 Months Ended
Dec. 31, 2024
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments
13	Derivative Financial Instruments

	2024	2023

Call option	2,260,336	5,610,000
	2,260,336	5,610,000

On September 24, 2020, the Group issued long term fixed interest rate senior secured bonds of USD 200,000,000 to private investors with a face value of USD 1 at an issue price of USD 0.95 (Note 15). The Group has the option to redeem the bonds in full or in part any time after September 24, 2023 (the “call option”). The call option represents an embedded derivative that has been separated from the host contract and separately valued.

In 2024 management assessed the value of the call option and classified of USD 3,349,664 (2023: USD 3,653,296) as change in fair value of derivative financial instrument in the consolidated statement of comprehensive income.